UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
________________________

FORM 8-K
______________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 3, 2021

FORWARD AIR CORPORATION
(Exact name of registrant as specified in its charter)

		TN		62-1120025
(State or other jurisdiction of incorporation)				(I.R.S. Employer Identification No.)
1915 Snapps Ferry Road	Building N	Greeneville	TN	37745
(Address of principal executive offices)				(Zip Code)

000-22490
(Commission File Number)
Registrant's telephone number, including area code: (423) 636-7000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	FWRD	NASDAQ
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 2. FINANCIAL INFORMATION

Item 2.02. Results of Operations and Financial Condition.

Preliminary Financial Information

As previously disclosed, on December 15, 2020, Forward Air Corporation (the “Company”) detected a ransomware incident impacting its operational and information technology systems. The Company’s internal security teams, supplemented by leading cyber defense firms, took active steps to assess, contain and remediate this incident.

While the Company’s systems recovery efforts are completed and the Company’s operations are fully functional, the incident did result in a loss of revenue as well as incremental costs for the month of December which will adversely impact the Company’s fourth quarter 2020 results.

The Company estimates that its fourth quarter year-over-year revenue growth from continuing operations will be approximately 9.5%, which is at the high end of its 6% to 10% guidance range. The Company expects to achieve this result despite losing an estimated $7.5 million of LTL revenue as a result of the incident (primarily because of the Company’s need to temporarily suspend its electronic data interfaces with its customers).

The Company also estimates that its fourth quarter net income per diluted share from continuing operations will be approximately $0.53 to $0.55, which is below the Company’s $0.71 to $0.75 guidance range. Relative to this guidance, the Company estimates that the impact of lost revenue and incremental expenses related to the incident was approximately $0.19 (which consists of the following approximate impacts: $0.11 for Expedited Freight, $0.04 for Intermodal and $0.04 for Other Operations). Additionally, as a result of the Company’s significant organic growth in Final Mile revenue, the Company increased an Expedited Freight earn-out liability related to its previous acquisition of FSA Logistix which reduced net income per diluted share by approximately $0.06. Adjusting for these impacts, the Company expects it would have exceeded the high end of its net income per diluted share guidance range.

To continue investing in service enhancements, the Company implemented a six percent general rate increase on February 1, 2021, which also includes changes to the Company’s accessorial and surcharge schedule.

Since the Company is currently in its quiet period prior to its release of earnings results for the fourth quarter of 2020, the Company’s management team will not be discussing its fourth quarter financial performance, including the information discussed in this Current Report, until its fourth quarter earnings call which is scheduled to occur on February 12, 2021 at 9:00 a.m. EDT.

The preliminary estimated information set forth above does not represent a comprehensive statement of our results of operations or financial condition as of or for the year ended December 31, 2020. The final audited comprehensive statements of our results of operations and financial condition as of and for the year ended December 31, 2020 may vary from our current expectations and may be different from the information described above as our annual financial statement close process and financial statement audit have not yet been completed and additional developments and adjustments may arise between now and the time the financial information for this period is finalized. In addition, these preliminary estimates are not necessarily indicative of the results to be achieved in any future period particularly due to possible future developments relating to the COVID-19 pandemic which are highly uncertain and cannot be predicted. Accordingly, you should not place undue reliance on the preliminary estimated financial information set forth herein.

This Form 8-K will be accessible on the Company’s Investor Relations portion of the Company’s website at www.forwardaircorp.com, which we use as a primary mechanism to communicate with our investors. Investors are urged to monitor the Investor Relations portion of the Company’s website to easily find or navigate to current and pertinent information about us.

The information in this Item 2.02 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Forward-Looking Statements

This current report on Form 8-K (“Current Report”) contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as: “anticipate,” “intend,” “plan,” “goal,” “seek,” “believe,” “project,” “estimate,” “expect,” “strategy,” “future,” “likely,” “may,” “should,” “will” and similar references to future periods. Forward-looking statements included in this Current Report relate to the Company’s expectations regarding its estimated fourth quarter 2020 results including the financial impact of the incident, revenue growth and per diluted share from continuing operations.

Because forward looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of the Company’s control. The Company’s actual results and financial condition may differ materially from those indicated in the forward-looking statements including as a result of the risks described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019 and in its Quarterly Reports filed in 2020 and the risks described above related to the finalization of the preliminary estimated information included in this Current Report. Any forward-looking statement made by the Company in this Current Report are based only on information currently available to the Company and speaks only as of the date on which it is made. The Company undertakes no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORWARD AIR CORPORATION
Date: February 3, 2021	By:	/s/ Michael J. Morris
Michael J. Morris Chief Financial Officer and Treasurer